                                                                       Exhibit 3


                             JOINT FILING AGREEMENT

           Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on
Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.


Dated: June 11, 2001

                                  SCHRODER VENTURES US FUND L.P. 1

                                  By: Schroder Venture Managers Inc. as General Partner

                                       By: /s/ Peter L. Everson
                                           ------------------------------------
                                           Name:  Peter L. Everson
                                           Title: Vice President

                                       By: /s/ Gary J. Carr
                                           ------------------------------------
                                           Name:  Gary J. Carr
                                           Title: Vice President

                                  SCHRODER VENTURES US FUND L.P. 2

                                  By: Schroder Venture Managers Inc. as General Partner

                                       By: /s/ Peter L. Everson
                                           ------------------------------------
                                           Name:  Peter L. Everson
                                           Title: Vice President

                                       By: /s/ Gary J. Carr
                                           ------------------------------------
                                           Name:  Gary J. Carr
                                           Title: Vice President



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                                  SCHRODER VENTURES US FUND
                                  CO-INVESTMENT SCHEME

                                  By:  SITCO Nominees Ltd - VC 04001

                                       By: /s/ Peter L. Everson
                                           ------------------------------------
                                           Name: Peter L. Everson

                                       By: /s/ Gary J. Carr
                                           ------------------------------------
                                           Name: Gary J. Carr


                                  SCHRODER VENTURES INVESTMENTS LIMITED

                                  By: SV (Nominees) Limited As Nominee

                                       By: /s/ Laurence S. McNairn
                                           ------------------------------------
                                           Name: Laurence S. McNairn


                                  MPM ACQUISITION, INC.

                                  By: /s/ W. Montague Yort
                                      -----------------------------------------
                                       Name:  W. Montague Yort
                                       Title: President

                                       2